Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2019

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of December 31, 2019
Dollars in thousands, except per share and unit	4Q 2019	YTD 2019	1Q 2020	Full-Year 2020

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$97,959	$184,965	--	--
Net income/(loss) attributable to common stockholders	$96,928	$180,861	--	--
Income/(loss) per weighted average common share, diluted	$0.33	$0.63	$0.01 to $0.03	$0.12 to $0.16

Per Share Metrics
FFO per common share and unit, diluted	$0.46	$2.03	$0.52 to $0.54	$2.17 to $2.21
FFO as Adjusted per common share and unit, diluted	$0.54	$2.08	$0.53 to $0.55	$2.18 to $2.22
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.48	$1.92	$0.50 to $0.52	$2.01 to $2.05
Dividend declared per share and unit	$0.3425	$1.37	$0.36	$1.44 (2)

Same-Store Operating Metrics
Revenue growth	3.3%	3.6%	--	2.70% - 3.70%
Expense growth	1.3%	2.5%	--	2.20% - 3.00%
NOI growth	4.1%	4.0%	--	2.90% - 3.90%
Physical Occupancy	96.9%	96.9%	--	96.9% - 97.1%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	38,177	123	77.3%
Stabilized, Non-Mature	4,853	13	11.2%
Acquired Communities	3,327	10	2.6%
Redevelopment	653	2	2.0%
Development, completed	-	-	-
Non-Residential / Other	N/A	N/A	1.4%
Joint Venture (includes completed Joint Venture developments) (3)	3,130	14	5.3%
Developer Capital Program - West Coast Development JV	276	1	0.2%
Total completed homes	50,416	163	100%
Under Development	878	3	-
Joint Venture Under Development	-	-	-
Total Quarter-end homes (3)(4)	51,294	166	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	4Q 2019	4Q 2018
Consolidated Interest Coverage Ratio	5.0x	4.7x
Consolidated Fixed Charge Coverage Ratio	4.9x	4.6x
Consolidated Debt as a percentage of Total Assets	34.2%	31.2%
Consolidated Net Debt-to-EBITDAre	6.1x	5.0x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2020.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 2,341 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2019	2018	2019	2018

REVENUES:
Rental income	$ 302,745	$ 264,732	$ 1,138,138	$ 1,035,105
Joint venture management and other fees (2)	2,073	2,935	14,055	11,754
Total revenues	304,818	267,667	1,152,193	1,046,859

OPERATING EXPENSES:
Property operating and maintenance	47,245	42,949	178,947	169,078
Real estate taxes and insurance	40,264	34,371	150,888	133,912
Property management	8,703	7,280	32,721	28,465
Other operating expenses	2,800	3,952	13,932	12,100
Real estate depreciation and amortization	143,464	106,469	501,257	429,006
General and administrative	14,531	10,955	51,533	46,983
Casualty-related charges/(recoveries), net	1,316	(243)	474	2,121
Other depreciation and amortization	1,713	1,616	6,666	6,673
Total operating expenses	260,036	207,349	936,418	828,338

Gain/(loss) on sale of real estate owned	-	65,897	5,282	136,197
Operating income	44,782	126,215	221,057	354,718

Income/(loss) from unconsolidated entities (3) (4)	118,486	36	137,873	(5,055)
Interest expense	(37,124)	(35,334)	(141,323)	(130,869)
Cost associated with debt extinguishment and other	(23,311)	(2,892)	(29,594)	(3,299)
Total interest expense	(60,435)	(38,226)	(170,917)	(134,168)
Interest income and other income/(expense), net (5)	2,406	1,660	15,404	6,735

Income/(loss) before income taxes	105,239	89,685	203,417	222,230
Tax (provision)/benefit, net (3) (5)	(2)	(70)	(3,838)	(688)

Net Income/(loss)	105,237	89,615	199,579	221,542
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership (6)	(7,235)	(7,396)	(14,426)	(18,215)
Net (income)/loss attributable to noncontrolling interests	(43)	(80)	(188)	(221)

Net income/(loss) attributable to UDR, Inc.	97,959	82,139	184,965	203,106
Distributions to preferred stockholders - Series E (Convertible)	(1,031)	(971)	(4,104)	(3,868)

Net income/(loss) attributable to common stockholders	$ 96,928	$ 81,168	$ 180,861	$ 199,238

Income/(loss) per weighted average common share - basic:	$ 0.33	$ 0.30	$ 0.63	$ 0.74
Income/(loss) per weighted average common share - diluted:	$ 0.33	$ 0.30	$ 0.63	$ 0.74

Common distributions declared per share	$0.3425	$0.3225	$ 1.37	$ 1.29

Weighted average number of common shares outstanding - basic	293,107	270,107	285,247	268,179
Weighted average number of common shares outstanding - diluted	294,073	270,755	286,015	269,483

(1)	See Attachment 16 for definitions and other terms.
(2)	During the twelve months ended December 31, 2019, UDR earned a development success fee of approximately $3.8 million as a result of meeting specific return thresholds.
(3)

During the twelve months ended December 31, 2019, UDR recorded net unrealized gains on unconsolidated technology investments, net of tax, of approximately $3.3 million.  The estimated tax provision on the net unrealized gains for the twelve months ended December 31, 2019, was approximately $1.3 million.

(4)

In August 2019, UDR announced that it had entered into an agreement with MetLife to acquire the approximately 50% ownership interest not previously owned in 10 UDR/MetLife operating communities with 3,327 homes, one development community and four land parcels valued at $1.1 billion, or $564 million at UDR’s share, and to sell its approximately 50% ownership interest in five UDR/MetLife operating communities with 1,001 homes, valued at $646 million, or $323 million at UDR’s share, to MetLife.  The transaction closed during the fourth quarter of 2019.  UDR recognized gains of $114.9 million on the disposition of the five UDR/MetLife JV operating communities.

(5)

During the twelve months ended December 31, 2019, UDR earned a promoted interest of $8.5 million on the payment of a promissory note receivable from a multifamily technology company.  The estimated tax provision on the payment was approximately $2.0 million.

(6)	Due to the quarterly calculation of noncontrolling interests, the sum of the quarterly amounts will not equal the annual totals.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2019	2018	2019	2018

Net income/(loss) attributable to common stockholders	$96,928	$81,168	$180,861	$199,238

Real estate depreciation and amortization	143,464	106,469	501,257	429,006
Noncontrolling interests	7,278	7,476	14,614	18,436
Real estate depreciation and amortization on unconsolidated joint ventures	12,454	16,040	57,954	61,871
Cumulative effect of change in accounting principle	-	-	-	(2,100)
Net gain on the sale of unconsolidated depreciable property (2)	(114,897)	-	(125,407)	-
Net gain on the sale of depreciable real estate owned	-	(65,897)	-	(136,197)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$145,227	$145,256	$629,279	$570,254

Distributions to preferred stockholders - Series E (Convertible) (3)	1,031	971	4,104	3,868

FFO attributable to common stockholders and unitholders, diluted	$146,258	$146,227	$633,383	$574,122

FFO per weighted average common share and unit, basic	$0.46	$0.49	$2.04	$1.95
FFO per weighted average common share and unit, diluted	$0.46	$0.49	$2.03	$1.93

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	315,004	294,661	308,020	292,727
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	318,981	298,321	311,799	297,042

Impact of adjustments to FFO:
Cost associated with debt extinguishment and other	$23,311	$2,994	$29,594	$3,476
Promoted interest on settlement of note receivable, net of tax (2)	-	-	(6,482)	-
Legal and other costs (4)	-	434	3,660	1,622
Net gain on the sale of non-depreciable real estate owned	-	-	(5,282)	-
Unrealized (gain)/loss on unconsolidated investments, net of tax (2)	73	-	(3,300)	-
Joint venture development success fee (2)	-	-	(3,750)	-
Severance costs and other restructuring expense	116	114	390	114
Casualty-related charges/(recoveries), net	1,463	(191)	636	2,364
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	50	-	(374)	-
	$25,013	$3,351	$15,092	$7,576

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$171,271	$149,578	$648,475	$581,698

FFO as Adjusted per weighted average common share and unit, diluted	$0.54	$0.50	$2.08	$1.96

Recurring capital expenditures	(18,101)	(12,516)	(51,246)	(46,915)
AFFO attributable to common stockholders and unitholders, diluted	$153,170	$137,062	$597,229	$534,783

AFFO per weighted average common share and unit, diluted	$0.48	$0.46	$1.92	$1.80

(1)	See Attachment 16 for definitions and other terms.
(2)	See footnotes 2, 3, 4 and 5 on Attachment 1.
(3)

Series E preferred shares are dilutive for purposes of calculating FFO per share for the three and twelve months ended December 31, 2019 and December 31, 2018.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(4)

During 1Q19, UDR adopted ASU No. 2016-02, Leases (codified as ASC 842), which changed how UDR recognizes costs incurred to obtain resident and retail leases.  Prior to adoption, UDR deferred and amortized over the lease term certain direct leasing costs.  Under the updated standard, only those direct costs that are incremental to the arrangement may be deferred and any direct costs to negotiate or arrange a lease that would have been incurred regardless of whether the lease was obtained (“non-incremental costs”) shall be expensed as incurred.  The standard also provided a practical expedient whereby an entity need not reassess direct costs for any pre-existing leases upon adoption.  As such, the adoption of the standard resulted in UDR expensing any new non-incremental costs as incurred and continuing to amortize the pre-existing non-incremental costs deferred upon adoption over the remaining lease terms.  The impact for the twelve months ended December 31, 2019 for the amortization expense related to the pre-existing non-incremental costs was $1.1 million, which is backed out for FFO as Adjusted in Legal and other costs.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2019	2018

ASSETS

Real estate owned:
Real estate held for investment	$ 12,532,324	$ 10,196,159
Less: accumulated depreciation	(4,131,330)	(3,654,160)
Real estate held for investment, net	8,400,994	6,541,999
Real estate under development
(net of accumulated depreciation of $23 and $0)	69,754	-
Total real estate owned, net of accumulated depreciation	8,470,748	6,541,999

Cash and cash equivalents	8,106	185,216
Restricted cash	25,185	23,675
Notes receivable, net	153,650	42,259
Investment in and advances to unconsolidated joint ventures, net	588,262	780,869
Operating lease right-of-use assets (2)	204,225	-
Other assets	186,296	137,710
Total assets	$ 9,636,472	$ 7,711,728

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$ 1,149,441	$ 601,227
Unsecured debt	3,558,083	2,946,560
Operating lease liabilities (2)	198,558	-
Real estate taxes payable	29,445	20,608
Accrued interest payable	45,199	38,747
Security deposits and prepaid rent	48,353	35,060
Distributions payable	109,382	97,666
Accounts payable, accrued expenses, and other liabilities	90,032	76,343
Total liabilities	5,228,493	3,816,211

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,018,665	972,740

Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2018)	46,200	46,200
14,691,274 shares of Series F outstanding (15,802,393 shares
at December 31, 2018)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
294,588,305 shares issued and outstanding (275,545,900 shares at December 31, 2018)	2,946	2,755
Additional paid-in capital	5,781,975	4,920,732
Distributions in excess of net income	(2,462,132)	(2,063,996)
Accumulated other comprehensive income/(loss), net	(10,448)	(67)
Total stockholders' equity	3,358,542	2,905,625
Noncontrolling interests	30,772	17,152
Total equity	3,389,314	2,922,777
Total liabilities and equity	$ 9,636,472	$ 7,711,728

(1)	See Attachment 16 for definitions and other terms.
(2)

During 1Q19, UDR adopted ASU No. 2016-02, Leases (codified as ASC 842).  The updated standard required lessees to recognize a lease liability and a right-of-use asset for all leases on their balance sheets (with certain exceptions provided by the standard).  The standard also provided a transition option that permitted entities to not recast the comparative periods presented when transitioning to the standard.  Given that UDR elected the transition option, there are no comparable balances as of December 31, 2018.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2019	2018

Common shares	294,340,740	275,239,072
Restricted shares	247,565	306,828
Total common shares	294,588,305	275,545,900
Restricted unit and common stock equivalents	766,926	385,088
Operating and DownREIT Partnership units	20,061,283	22,800,064
Class A Limited Partnership units	1,751,671	1,751,671
Series E cumulative convertible preferred shares (2)	3,010,843	3,010,843
Total common shares, OP/DownREIT units, and common stock equivalents	320,179,028	303,493,566

Weighted Average Number of Shares Outstanding	4Q 2019	4Q 2018

Weighted average number of common shares and OP/DownREIT units outstanding - basic	315,004,063	294,661,459
Weighted average number of OP/DownREIT units outstanding	(21,897,139)	(24,554,659)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	293,106,924	270,106,800

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	318,981,352	298,321,008
Weighted average number of OP/DownREIT units outstanding	(21,897,139)	(24,554,659)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(3,010,843)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	294,073,370	270,755,506

	Year-to-Date 2019	Year-to-Date 2018

Weighted average number of common shares and OP/DownREIT units outstanding - basic	308,020,556	292,726,882
Weighted average number of OP/DownREIT units outstanding	(22,773,160)	(24,548,337)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	285,247,396	268,178,545

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	311,798,958	297,042,413
Weighted average number of OP/DownREIT units outstanding	(22,773,160)	(24,548,337)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(3,010,843)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	286,014,955	269,483,233

(1)	See Attachment 16 for definitions and other terms.
(2)

At December 31, 2019 and December 31, 2018 there were 2,780,994 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)

Series E cumulative convertible preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and twelve months ended December 31, 2019 and December 31, 2018.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$ 1,089,459		23.2%	3.85%	5.6
	Floating		27,000		0.6%	1.79%	12.2
	Combined		1,116,459		23.8%	3.80%	5.7

Unsecured	Fixed		3,230,644	(3)	68.8%	3.39%	8.3
	Floating		351,583		7.4%	2.08%	0.5
	Combined		3,582,227		76.2%	3.27%	7.5

Total Debt	Fixed		4,320,103		92.0%	3.51%	7.6
	Floating		378,583		8.0%	2.06%	1.3
	Combined		4,698,686		100.0%	3.39%	7.1
	Total Non-Cash Adjustments (4)		8,838
	Total per Balance Sheet		$ 4,707,524			3.43%

Debt Maturities, In thousands
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (5)	Debt (5)	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2020	$ 110,645	$-	$ 300,000		$ 410,645	8.7%	2.60%
2021	3,797	-	16,583		20,380	0.4%	2.81%
2022	3,945	-	-		3,945	0.1%	3.79%
2023	310,873	350,000	-		660,873	14.1%	3.19%
2024	95,280	315,644	-		410,924	8.7%	3.77%
2025	173,189	300,000	-		473,189	10.1%	4.22%
2026	51,070	300,000	-		351,070	7.5%	3.00%
2027	1,111	300,000	-		301,111	6.4%	3.50%
2028	122,465	300,000	-		422,465	9.0%	3.67%
2029	144,584	300,000	-		444,584	9.5%	3.89%
Thereafter	99,500	1,100,000	-		1,199,500	25.5%	3.14%
	1,116,459	3,265,644	316,583		4,698,686	100.0%	3.39%
Total Non-Cash Adjustments (4)	32,982	(24,144)	-		8,838
Total per Balance Sheet	$ 1,149,441	$3,241,500	$ 316,583		$ 4,707,524		3.43%

(1)	See Attachment 16 for definitions and other terms.
(2)

The 2020 maturity reflects the $300.0 million of principal outstanding at an interest rate of 1.99%, an equivalent of LIBOR plus a spread of 23 basis points, on the Company’s unsecured commercial paper program as of December 31, 2019.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 7.3 years without extensions and 7.4 years with extensions.

(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average all-in rate of 2.55% until January 2021.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)

There were no borrowings outstanding on our $1.1 billion line of credit at December 31, 2019.  The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

(7)

There was $16.6 million outstanding on our $75.0 million working capital credit facility at December 31, 2019.  The facility has a maturity date of January 2021.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2019
Net income/(loss)					$ 105,237
Adjustments:
Interest expense, including costs associated with debt extinguishment					60,435
Real estate depreciation and amortization					143,464
Other depreciation and amortization					1,713
Tax provision/(benefit), net					2
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(94,459)
EBITDAre					$ 216,392

Casualty-related charges/(recoveries), net					1,463
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net					50
Unrealized (gain)/loss on unconsolidated investments					73
Severance costs and other restructuring expense					116
(Income)/loss from unconsolidated entities					(118,486)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					94,459
Management fee expense on unconsolidated joint ventures					(958)
Consolidated EBITDAre - adjusted for non-recurring items					$ 193,109

Annualized consolidated EBITDAre - adjusted for non-recurring items					$ 772,436

Interest expense, including costs associated with debt extinguishment					60,435
Capitalized interest expense					1,388
Total interest					$ 61,823
Cost associated with debt extinguishment					(23,311)
Total interest - adjusted for non-recurring items					$ 38,512

Preferred dividends					$ 1,031

Total debt					$ 4,707,524
Cash					(8,106)
Net debt					$ 4,699,418

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.9x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					6.1x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	33.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.2x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	353.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	34.3% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.3x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	8.4%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	310.2%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	4Q 2019 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	38,947	$ 188,374	87.5%	$ 10,483,210	83.2%
Encumbered assets	8,063	26,862	12.5%	2,118,891	16.8%
	47,010	$ 215,236	100.0%	$ 12,602,101	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenues
Same-Store Communities	38,177	$244,118	$244,860	$ 242,222	$ 239,004	$ 236,291
Stabilized, Non-Mature Communities	4,853	35,784	29,621	22,010	16,114	10,032
Acquired Communities	3,327	8,345	-	-	-	-
Redevelopment Communities	653	7,703	6,979	7,487	7,883	8,081
Development Communities	-	-	-	-	-	-
Non-Residential / Other (2)	-	6,795	7,548	6,120	4,259	6,626
Total	47,010	$302,745	$289,008	$ 277,839	$ 267,260	$ 261,030

Expenses
Same-Store Communities		$68,105	$70,698	$ 67,266	$ 68,071	$ 67,239
Stabilized, Non-Mature Communities		10,240	8,890	6,357	4,658	3,186
Acquired Communities		2,515	-	-	-	-
Redevelopment Communities		3,085	3,170	2,575	2,651	2,570
Development Communities		6	2	-	-	-
Non-Residential / Other (2)		3,558	2,599	2,530	2,859	2,930
Total (3)		$87,509	$85,359	$ 78,728	$ 78,239	$ 75,925

Net Operating Income
Same-Store Communities		$176,013	$174,162	$ 174,956	$ 170,933	$ 169,052
Stabilized, Non-Mature Communities		25,544	20,731	15,653	11,456	6,846
Acquired Communities		5,830	-	-	-	-
Redevelopment Communities		4,618	3,809	4,912	5,232	5,511
Development Communities		(6)	(2)	-	-	-
Non-Residential / Other (2)		3,237	4,949	3,590	1,400	3,696
Total		$215,236	$203,649	$ 199,111	$ 189,021	$ 185,105

Operating Margin
Same-Store Communities		72.1%	71.1%	72.2%	71.5%	71.5%

Weighted Average Physical Occupancy
Same-Store Communities		96.9%	96.9%	96.9%	96.8%	96.8%
Stabilized, Non-Mature Communities		96.0%	94.2%	91.1%	89.8%	82.7%
Acquired Communities		95.5%	-	-	-	-
Redevelopment Communities		93.2%	89.9%	93.1%	96.6%	97.4%
Development Communities		-	-	-	-	-
Other (4)		-	-	-	-	-
Total		96.6%	96.5%	96.4%	96.5%	96.4%

Sold and Held for Disposition Communities
Revenues	-	$-	$-	$ 624	$ 662	$ 3,702
Expenses (3)		-	-	-	-	1,395
Net Operating Income/(Loss)		$-	$-	$ 624	$ 662	$ 2,307

Total	47,010	$215,236	$203,649	$ 199,735	$ 189,683	$ 187,412

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)

The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.

(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 4Q 2019
	SS Operating
Year-Over-Year Comparison	Expenses	4Q 2019	4Q 2018	% Change

Personnel	19.5%	$ 13,294	$ 14,691	-9.5%
Utilities	13.6%	9,239	8,986	2.8%
Repair and maintenance	14.4%	9,779	8,706	12.3%
Administrative and marketing	6.9%	4,687	4,851	-3.4%
Controllable expenses	54.4%	36,999	37,234	-0.6%

Real estate taxes (2)	41.5%	$ 28,282	$ 27,167	4.1%
Insurance	4.1%	2,824	2,838	-0.5%
Same-Store operating expenses (2)	100.0%	$ 68,105	$ 67,239	1.3%

Same-Store Homes	38,177

	% of 4Q 2019
	SS Operating
Sequential Comparison	Expenses	4Q 2019	3Q 2019	% Change

Personnel	19.5%	$ 13,294	$ 13,848	-4.0%
Utilities	13.6%	9,239	9,721	-5.0%
Repair and maintenance	14.4%	9,779	10,519	-7.0%
Administrative and marketing	6.9%	4,687	5,261	-10.9%
Controllable expenses	54.4%	36,999	39,349	-6.0%

Real estate taxes (2)	41.5%	$ 28,282	$ 28,688	-1.4%
Insurance	4.1%	2,824	2,661	6.1%
Same-Store operating expenses (2)	100.0%	$ 68,105	$ 70,698	-3.7%

Same-Store Homes	38,177

	% of YTD 2019
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2019	YTD 2018	% Change

Personnel	20.0%	$ 54,482	$ 59,383	-8.3%
Utilities	13.8%	37,468	36,845	1.7%
Repair and maintenance	14.1%	38,204	33,117	15.4%
Administrative and marketing	6.8%	18,462	17,917	3.0%
Controllable expenses	54.7%	148,616	147,262	0.9%

Real estate taxes (2)	41.3%	$ 112,359	$ 107,552	4.5%
Insurance	4.0%	10,851	10,273	5.6%
Same-Store operating expenses (2)	100.0%	$ 271,826	$ 265,087	2.5%

Same-Store Homes	37,959

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $280 thousand, $0 and $692 thousand, respectively, of higher New York real estate taxes due to 421g exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2019

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,434	902	-	5,336	381	5,717
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,837	155	-	2,992	-	2,992
Los Angeles, CA	1,225	-	-	1,225	633	1,858
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	163	817	264	1,081
Portland, OR	476	-	-	476	-	476
	13,942	1,057	163	15,162	1,880	17,042

Mid-Atlantic Region
Metropolitan DC	7,799	292	214	8,305	-	8,305
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	498	379	1,597	-	1,597
	9,877	790	593	11,260	-	11,260

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Nashville, TN	2,260	-	-	2,260	-	2,260
Tampa, FL	2,287	621	-	2,908	-	2,908
Other Florida	636	-	-	636	-	636
	7,683	621	-	8,304	-	8,304

Northeast Region
New York, NY	1,452	373	493	2,318	710	3,028
Boston, MA	1,388	1,699	1,212	4,299	250	4,549
Philadelphia, PA	-	313	-	313	290	603
	2,840	2,385	1,705	6,930	1,250	8,180

Southwest Region
Dallas, TX	2,345	-	1,519	3,864	-	3,864
Austin, TX	1,272	-	-	1,272	-	1,272
Denver, CO	218	-	-	218	-	218
	3,835	-	1,519	5,354	-	5,354

Totals	38,177	4,853	3,980	47,010	3,130	50,140

Communities (5)	123	13	12	148	14	162

			Homes	Communities
Developer Capital Program - West Coast Development JV (6)			276	1
Total completed homes			50,416	163
Under Development (7)			878	3
Joint Venture Under Development (7)			-	-

Total Quarter-end homes and communities			51,294	166

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5.  Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Represents communities where 100 percent of all development homes have been completed.
(6)

Represents Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 2,341 homes that are part of the Developer Capital Program - Other.  See Attachment 12(B) for UDR's Developer Capital Program details.

(7)	See Attachments 9 and 12(A) for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2019

 (Unaudited) (1)

Non-Mature Home Breakout - By Date (quarter indicates anticipated date of QTD Same-Store inclusion)

Community	Category		# of Homes	Location	Same-Store Date

MetLife Portfolio Acquisition - 10 Operating Communities (2)	Acquired		3,327	Various	1Q20

1301 Thomas Circle	Stabilized, Non-Mature		292	Metropolitan DC	1Q20

Parallel	Stabilized, Non-Mature		386	Orange County, CA	2Q20

Cityline II	Stabilized, Non-Mature		155	Seattle, WA	2Q20

Lenoard Pointe	Stabilized, Non-Mature		188	New York, NY	2Q20

Peridot Palms	Stabilized, Non-Mature		381	Tampa, FL	2Q20

The Residences at Pacific City	Stabilized, Non-Mature		516	Orange County, CA	3Q20

345 Harrison Street	Stabilized, Non-Mature		585	Boston, MA	3Q20

The Preserve at Gateway	Stabilized, Non-Mature		240	Tampa, FL	3Q20

Currents on the Charles	Stabilized, Non-Mature		200	Boston, MA	3Q20

Rodgers Forge	Stabilized, Non-Mature		498	Baltimore, MD	4Q20

The Commons at Windsor Gardens	Stabilized, Non-Mature		914	Boston, MA	4Q20

One William	Stabilized, Non-Mature		185	New York, NY	4Q20

Park Square	Stabilized, Non-Mature		313	Philadelphia, PA	1Q21

10 Hanover Square	Redevelopment		493	New York, NY	2Q22

Garrison Square	Redevelopment		160	Boston, MA	2Q22

Total			8,833

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at September 30, 2019		3,149	1,704	653	-	5,506
Park Square	Philadelphia, PA	313	(313)	-	-	-
The Commons at Windsor Gardens	Boston, MA	914	(914)	-	-	-
One William	New York, NY	185	(185)	-	-	-
1301 Thomas Circle	Metropolitan DC	292	(292)	-	-	-
MetLife Portfolio Acquisition - 10 Operating Communities (2)	Various	-	3,327	-	-	3,327
Non-Mature Homes at December 31, 2019		4,853	3,327	653	-	8,833

(1)	See Attachment 16 for definitions and other terms.
(2)	See footnote 4 on Attachment 1.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2019

 (Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3)	Homes	Homes (4)	(incl. JV at share) (4)

West Region
Orange County, CA	$ 2,360	$3,168	$-	$ 2,496	$ 2,633	$ 2,501
San Francisco, CA	3,766	-	-	3,766	5,249	3,913
Seattle, WA	2,565	2,261	-	2,548	-	2,548
Los Angeles, CA	2,916	-	-	2,916	3,679	3,066
Monterey Peninsula, CA	1,931	-	-	1,931	-	1,931
Other Southern CA	2,057	-	3,444	2,325	2,463	2,344
Portland, OR	1,645	-	-	1,645	-	1,645

Mid-Atlantic Region
Metropolitan DC	2,112	3,302	3,244	2,183	-	2,183
Richmond, VA	1,409	-	-	1,409	-	1,409
Baltimore, MD	1,724	1,357	1,740	1,616	-	1,616

Southeast Region
Orlando, FL	1,416	-	-	1,416	-	1,416
Nashville, TN	1,344	-	-	1,344	-	1,344
Tampa, FL	1,448	1,758	-	1,515	-	1,515
Other Florida	1,635	-	-	1,635	-	1,635

Northeast Region
New York, NY	4,567	3,208	3,939	4,217	4,848	4,301
Boston, MA	2,977	2,709	2,938	2,860	2,212	2,841
Philadelphia, PA	-	2,138	-	2,138	3,486	2,589

Southwest Region
Dallas, TX	1,370	-	1,675	1,488	-	1,488
Austin, TX	1,530	-	-	1,530	-	1,530
Denver, CO	3,230	-	-	3,230	-	3,230

Weighted Average	$ 2,200	$2,560	$2,501	$ 2,262	$ 3,884	$ 2,314

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended December 31, 2019

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 176,013	$ 39,223	$ 12,145	$ 227,381

% of Net Operating Income	77.5%	17.2%	5.3%	100.0%

Three Months Ended December 31, 2019

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Southeast Region
Orange County, CA	13.5%	13.5%	Orlando, FL	4.1%	3.2%
San Francisco, CA	12.9%	11.4%	Nashville, TN	3.7%	2.9%
Seattle, WA	8.9%	7.7%	Tampa, FL	3.7%	3.7%
Los Angeles, CA	4.4%	4.3%	Other Florida	1.1%	0.9%
Monterey Peninsula, CA	3.9%	3.0%		12.6%	10.7%
Other Southern CA	1.7%	1.8%	Northeast Region
Portland, OR	1.0%	0.7%	New York, NY	6.8%	9.9%
	46.3%	42.4%	Boston, MA	5.0%	10.2%
			Philadelphia, PA	0.0%	1.1%
Mid-Atlantic Region				11.8%	21.2%
Metropolitan DC	19.3%	16.3%	Southwest Region
Richmond, VA	2.4%	1.8%	Dallas, TX	3.4%	3.5%
Baltimore, MD	1.4%	1.9%	Austin, TX	2.0%	1.5%
	23.1%	20.0%	Denver, CO	0.8%	0.7%
				6.2%	5.7%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2019

 (Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2019 NOI	4Q 19	4Q 18	Change	4Q 19	4Q 18	Change

West Region
Orange County, CA	4,434	13.5%	96.8%	96.3%	0.5%	$ 2,360	$ 2,319	1.8%
San Francisco, CA	2,751	12.9%	96.3%	96.4%	-0.1%	3,766	3,588	5.0%
Seattle, WA	2,837	8.9%	96.6%	96.5%	0.1%	2,565	2,433	5.4%
Los Angeles, CA	1,225	4.4%	97.0%	97.0%	0.0%	2,916	2,845	2.5%
Monterey Peninsula, CA	1,565	3.9%	96.5%	95.7%	0.8%	1,931	1,832	5.4%
Other Southern CA	654	1.7%	96.9%	96.6%	0.3%	2,057	1,925	6.9%
Portland, OR	476	1.0%	96.2%	97.0%	-0.8%	1,645	1,588	3.6%
	13,942	46.3%	96.6%	96.4%	0.2%	2,641	2,541	3.9%

Mid-Atlantic Region
Metropolitan DC	7,799	19.3%	97.4%	97.4%	0.0%	2,112	2,052	2.9%
Richmond, VA	1,358	2.4%	96.9%	97.6%	-0.7%	1,409	1,354	4.1%
Baltimore, MD	720	1.4%	97.2%	96.6%	0.6%	1,724	1,674	3.0%
	9,877	23.1%	97.3%	97.3%	0.0%	1,988	1,930	3.0%

Southeast Region
Orlando, FL	2,500	4.1%	96.3%	96.3%	0.0%	1,416	1,369	3.4%
Nashville, TN	2,260	3.7%	97.9%	96.4%	1.5%	1,344	1,300	3.4%
Tampa, FL	2,287	3.7%	96.8%	96.7%	0.1%	1,448	1,419	2.0%
Other Florida	636	1.1%	96.1%	96.3%	-0.2%	1,635	1,614	1.3%
	7,683	12.6%	96.9%	96.5%	0.4%	1,422	1,382	2.9%

Northeast Region
New York, NY	1,452	6.8%	98.1%	98.6%	-0.5%	4,567	4,493	1.6%
Boston, MA	1,388	5.0%	95.6%	96.7%	-1.1%	2,977	2,897	2.8%
	2,840	11.8%	96.9%	97.7%	-0.8%	3,800	3,721	2.1%

Southwest Region
Dallas, TX	2,345	3.4%	97.2%	96.4%	0.8%	1,370	1,355	1.1%
Austin, TX	1,272	2.0%	96.9%	97.6%	-0.7%	1,530	1,473	3.9%
Denver, CO	218	0.8%	92.3%	92.0%	0.3%	3,230	2,953	9.4%
	3,835	6.2%	96.8%	96.4%	0.4%	1,524	1,483	2.7%

Total/Weighted Avg.	38,177	100.0%	96.9%	96.8%	0.1%	$ 2,200	$ 2,132	3.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

December 31, 2019

 (Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 19	4Q 18	Change	4Q 19	4Q 18	Change	4Q 19	4Q 18	Change

West Region
Orange County, CA	4,434	$ 30,387	$ 29,712	2.3%	$ 6,664	$ 6,785	-1.8%	$ 23,723	$ 22,927	3.5%
San Francisco, CA	2,751	29,933	28,549	4.8%	7,272	7,186	1.2%	22,661	21,363	6.1%
Seattle, WA	2,837	21,085	19,981	5.5%	5,352	5,411	-1.1%	15,733	14,570	8.0%
Los Angeles, CA	1,225	10,394	10,140	2.5%	2,615	2,615	0.0%	7,779	7,525	3.4%
Monterey Peninsula, CA	1,565	8,750	8,233	6.3%	1,817	1,800	1.0%	6,933	6,433	7.8%
Other Southern CA	654	3,910	3,648	7.2%	995	915	8.7%	2,915	2,733	6.7%
Portland, OR	476	2,260	2,199	2.8%	556	574	-3.2%	1,704	1,625	4.9%
	13,942	106,719	102,462	4.2%	25,271	25,286	-0.1%	81,448	77,176	5.5%

Mid-Atlantic Region
Metropolitan DC	7,799	48,121	46,761	2.9%	14,085	14,015	0.5%	34,036	32,746	3.9%
Richmond, VA	1,358	5,562	5,385	3.3%	1,382	1,350	2.4%	4,180	4,035	3.6%
Baltimore, MD	720	3,620	3,493	3.7%	1,246	1,069	16.5%	2,374	2,424	-2.0%
	9,877	57,303	55,639	3.0%	16,713	16,434	1.7%	40,590	39,205	3.5%

Southeast Region
Orlando, FL	2,500	10,225	9,885	3.4%	3,013	2,860	5.3%	7,212	7,025	2.7%
Nashville, TN	2,260	8,919	8,494	5.0%	2,339	2,338	0.1%	6,580	6,156	6.9%
Tampa, FL	2,287	9,616	9,417	2.1%	3,207	3,140	2.1%	6,409	6,277	2.1%
Other Florida	636	2,998	2,966	1.1%	1,033	1,010	2.2%	1,965	1,956	0.5%
	7,683	31,758	30,762	3.2%	9,592	9,348	2.6%	22,166	21,414	3.5%

Northeast Region
New York, NY	1,452	19,514	19,297	1.1%	7,546	6,750	11.8%	11,968	12,547	-4.6%
Boston, MA	1,388	11,851	11,667	1.6%	2,999	2,866	4.6%	8,852	8,801	0.6%
	2,840	31,365	30,964	1.3%	10,545	9,616	9.7%	20,820	21,348	-2.5%

Southwest Region
Dallas, TX	2,345	9,365	9,189	1.9%	3,302	3,679	-10.2%	6,063	5,510	10.0%
Austin, TX	1,272	5,658	5,490	3.1%	2,127	2,254	-5.6%	3,531	3,236	9.1%
Denver, CO	218	1,950	1,785	9.3%	555	622	-10.7%	1,395	1,163	19.9%
	3,835	16,973	16,464	3.1%	5,984	6,555	-8.7%	10,989	9,909	10.9%

Total	38,177	$ 244,118	$ 236,291	3.3%	$ 68,105	$ 67,239	1.3%	$ 176,013	$ 169,052	4.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2019

 (Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 19	3Q 19	Change	4Q 19	3Q 19	Change

West Region
Orange County, CA	4,434	96.8%	96.5%	0.3%	$ 2,360	$ 2,361	0.0%
San Francisco, CA	2,751	96.3%	96.6%	-0.3%	3,766	3,814	-1.3%
Seattle, WA	2,837	96.6%	96.7%	-0.1%	2,565	2,591	-1.0%
Los Angeles, CA	1,225	97.0%	96.6%	0.4%	2,916	2,928	-0.4%
Monterey Peninsula, CA	1,565	96.5%	96.7%	-0.2%	1,931	1,914	0.9%
Other Southern CA	654	96.9%	96.5%	0.4%	2,057	2,014	2.1%
Portland, OR	476	96.2%	97.1%	-0.9%	1,645	1,623	1.4%
	13,942	96.6%	96.6%	0.0%	2,641	2,653	-0.5%

Mid-Atlantic Region
Metropolitan DC	7,799	97.4%	97.2%	0.2%	2,112	2,110	0.1%
Richmond, VA	1,358	96.9%	97.3%	-0.4%	1,409	1,406	0.2%
Baltimore, MD	720	97.2%	96.8%	0.4%	1,724	1,742	-1.0%
	9,877	97.3%	97.2%	0.1%	1,988	1,986	0.1%

Southeast Region
Orlando, FL	2,500	96.3%	96.6%	-0.3%	1,416	1,414	0.1%
Nashville, TN	2,260	97.9%	97.8%	0.1%	1,344	1,354	-0.7%
Tampa, FL	2,287	96.8%	96.9%	-0.1%	1,448	1,458	-0.7%
Other Florida	636	96.1%	96.2%	-0.1%	1,635	1,668	-2.0%
	7,683	96.9%	97.0%	-0.1%	1,422	1,430	-0.6%

Northeast Region
New York, NY	1,452	98.1%	97.7%	0.4%	4,567	4,608	-0.9%
Boston, MA	1,388	95.6%	96.4%	-0.8%	2,977	2,966	0.4%
	2,840	96.9%	97.1%	-0.2%	3,800	3,811	-0.3%

Southwest Region
Dallas, TX	2,345	97.2%	96.8%	0.4%	1,370	1,355	1.1%
Austin, TX	1,272	96.9%	97.6%	-0.7%	1,530	1,547	-1.1%
Denver, CO	218	92.3%	94.2%	-1.9%	3,230	3,227	0.1%
	3,835	96.8%	96.9%	-0.1%	1,524	1,523	0.1%

Total/Weighted Avg.	38,177	96.9%	96.9%	0.0%	$ 2,200	$ 2,206	-0.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2019

 (Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 19	3Q 19	Change	4Q 19	3Q 19	Change	4Q 19	3Q 19	Change

West Region
Orange County, CA	4,434	$ 30,387	$ 30,307	0.3%	$ 6,664	$ 6,907	-3.5%	$ 23,723	$ 23,400	1.4%
San Francisco, CA	2,751	29,933	30,409	-1.6%	7,272	7,389	-1.6%	22,661	23,020	-1.6%
Seattle, WA	2,837	21,085	21,321	-1.1%	5,352	5,555	-3.7%	15,733	15,766	-0.2%
Los Angeles, CA	1,225	10,394	10,393	0.0%	2,615	2,725	-4.1%	7,779	7,668	1.5%
Monterey Peninsula, CA	1,565	8,750	8,691	0.7%	1,817	1,882	-3.4%	6,933	6,809	1.8%
Other Southern CA	654	3,910	3,814	2.5%	995	944	5.4%	2,915	2,870	1.6%
Portland, OR	476	2,260	2,250	0.5%	556	613	-9.2%	1,704	1,637	4.1%
	13,942	106,719	107,185	-0.4%	25,271	26,015	-2.9%	81,448	81,170	0.3%

Mid-Atlantic Region
Metropolitan DC	7,799	48,121	47,986	0.3%	14,085	14,658	-3.9%	34,036	33,328	2.1%
Richmond, VA	1,358	5,562	5,573	-0.2%	1,382	1,408	-1.8%	4,180	4,165	0.4%
Baltimore, MD	720	3,620	3,643	-0.6%	1,246	1,286	-3.1%	2,374	2,357	0.7%
	9,877	57,303	57,202	0.2%	16,713	17,352	-3.7%	40,590	39,850	1.9%

Southeast Region
Orlando, FL	2,500	10,225	10,244	-0.2%	3,013	3,100	-2.8%	7,212	7,144	1.0%
Nashville, TN	2,260	8,919	8,978	-0.7%	2,339	2,456	-4.8%	6,580	6,522	0.9%
Tampa, FL	2,287	9,616	9,695	-0.8%	3,207	3,228	-0.7%	6,409	6,467	-0.9%
Other Florida	636	2,998	3,061	-2.0%	1,033	1,061	-2.7%	1,965	2,000	-1.7%
	7,683	31,758	31,978	-0.7%	9,592	9,845	-2.6%	22,166	22,133	0.2%

Northeast Region
New York, NY	1,452	19,514	19,612	-0.5%	7,546	7,911	-4.6%	11,968	11,701	2.3%
Boston, MA	1,388	11,851	11,905	-0.5%	2,999	3,046	-1.5%	8,852	8,859	-0.1%
	2,840	31,365	31,517	-0.5%	10,545	10,957	-3.8%	20,820	20,560	1.3%

Southwest Region
Dallas, TX	2,345	9,365	9,230	1.5%	3,302	3,525	-6.3%	6,063	5,705	6.3%
Austin, TX	1,272	5,658	5,760	-1.8%	2,127	2,421	-12.2%	3,531	3,339	5.8%
Denver, CO	218	1,950	1,988	-1.9%	555	583	-4.7%	1,395	1,405	-0.8%
	3,835	16,973	16,978	0.0%	5,984	6,529	-8.3%	10,989	10,449	5.2%

Total	38,177	$ 244,118	$ 244,860	-0.3%	$ 68,105	$ 70,698	-3.7%	$ 176,013	$ 174,162	1.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2019

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2019 NOI	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change

West Region
Orange County, CA	4,434	13.6%	96.3%	96.2%	0.1%	$ 2,354	$ 2,302	2.3%
San Francisco, CA	2,751	13.2%	96.8%	96.7%	0.1%	3,749	3,560	5.3%
Seattle, WA	2,837	8.9%	96.7%	96.5%	0.2%	2,536	2,413	5.1%
Los Angeles, CA	1,225	4.4%	96.6%	96.2%	0.4%	2,903	2,812	3.2%
Monterey Peninsula, CA	1,565	3.9%	96.6%	96.8%	-0.2%	1,893	1,770	6.9%
Other Southern CA	654	1.7%	96.7%	96.5%	0.2%	1,998	1,896	5.4%
Portland, OR	476	0.9%	96.6%	96.6%	0.0%	1,605	1,576	1.8%
	13,942	46.6%	96.6%	96.5%	0.1%	2,621	2,514	4.2%

Mid-Atlantic Region
Metropolitan DC	7,799	19.3%	97.4%	97.4%	0.0%	2,094	2,031	3.1%
Richmond, VA	1,358	2.4%	97.4%	97.9%	-0.5%	1,392	1,335	4.3%
Baltimore, MD	720	1.4%	97.0%	96.2%	0.8%	1,727	1,689	2.2%
	9,877	23.1%	97.4%	97.4%	0.0%	1,971	1,910	3.2%

Southeast Region
Orlando, FL	2,500	4.2%	96.4%	96.8%	-0.4%	1,409	1,344	4.8%
Nashville, TN	2,260	3.7%	97.5%	96.5%	1.0%	1,333	1,301	2.5%
Tampa, FL	2,287	3.8%	96.9%	97.2%	-0.3%	1,453	1,402	3.6%
Other Florida	636	1.2%	96.1%	96.5%	-0.4%	1,652	1,595	3.6%
	7,683	12.9%	96.8%	96.8%	0.0%	1,420	1,369	3.7%

Northeast Region
New York, NY	1,452	7.0%	97.9%	98.0%	-0.1%	4,550	4,487	1.4%
Boston, MA	1,388	5.1%	96.1%	96.7%	-0.6%	2,945	2,828	4.1%
	2,840	12.1%	97.0%	97.4%	-0.4%	3,773	3,682	2.5%

Southwest Region
Dallas, TX	2,345	3.4%	96.8%	96.5%	0.3%	1,365	1,349	1.2%
Austin, TX	1,272	1.9%	97.3%	97.1%	0.2%	1,524	1,459	4.5%
	3,617	5.3%	97.0%	96.7%	0.3%	1,421	1,388	2.4%

Total/Weighted Avg.	37,959	100.0%	96.9%	96.9%	0.0%	$ 2,180	$ 2,105	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2019

 (Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change

West Region
Orange County, CA	4,434	$ 120,627	$ 117,852	2.4%	$ 26,968	$ 26,389	2.2%	$ 93,659	$ 91,463	2.4%
San Francisco, CA	2,751	119,806	113,630	5.4%	28,496	27,471	3.7%	91,310	86,159	6.0%
Seattle, WA	2,837	83,480	79,268	5.3%	21,884	22,177	-1.3%	61,596	57,091	7.9%
Los Angeles, CA	1,225	41,228	39,765	3.7%	10,795	10,303	4.8%	30,433	29,462	3.3%
Monterey Peninsula, CA	1,565	34,343	32,180	6.7%	7,405	7,321	1.2%	26,938	24,859	8.4%
Other Southern CA	654	15,162	14,359	5.6%	3,754	3,612	3.9%	11,408	10,747	6.2%
Portland, OR	476	8,855	8,698	1.8%	2,309	2,172	6.3%	6,546	6,526	0.3%
	13,942	423,501	405,752	4.4%	101,611	99,445	2.2%	321,890	306,307	5.1%

Mid-Atlantic Region
Metropolitan DC	7,799	190,869	185,115	3.1%	57,560	57,121	0.8%	133,309	127,994	4.2%
Richmond, VA	1,358	22,095	21,295	3.8%	5,524	5,256	5.1%	16,571	16,039	3.3%
Baltimore, MD	720	14,476	14,040	3.1%	4,691	4,403	6.5%	9,785	9,637	1.5%
	9,877	227,440	220,450	3.2%	67,775	66,780	1.5%	159,665	153,670	3.9%

Southeast Region
Orlando, FL	2,500	40,735	39,024	4.4%	11,969	11,334	5.6%	28,766	27,690	3.9%
Nashville, TN	2,260	35,244	34,057	3.5%	9,537	9,474	0.7%	25,707	24,583	4.6%
Tampa, FL	2,287	38,635	37,403	3.3%	12,618	12,216	3.3%	26,017	25,187	3.3%
Other Florida	636	12,118	11,750	3.1%	4,141	3,990	3.8%	7,977	7,760	2.8%
	7,683	126,732	122,234	3.7%	38,265	37,014	3.4%	88,467	85,220	3.8%

Northeast Region
New York, NY	1,452	77,622	76,614	1.3%	29,187	26,696	9.3%	48,435	49,918	-3.0%
Boston, MA	1,388	47,146	45,548	3.5%	11,749	11,407	3.0%	35,397	34,141	3.7%
	2,840	124,768	122,162	2.1%	40,936	38,103	7.4%	83,832	84,059	-0.3%

Southwest Region
Dallas, TX	2,345	37,194	36,631	1.5%	13,933	14,520	-4.0%	23,261	22,111	5.2%
Austin, TX	1,272	22,634	21,620	4.7%	9,306	9,225	0.9%	13,328	12,395	7.5%
	3,617	59,828	58,251	2.7%	23,239	23,745	-2.1%	36,589	34,506	6.0%

Total	37,959	$ 962,269	$ 928,849	3.6%	$ 271,826	$ 265,087	2.5%	$ 690,443	$ 663,762	4.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

December 31, 2019

 (Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	4Q 2019	4Q 2019	4Q 2019	4Q 2019	4Q 2018	YTD 2019	YTD 2018

West Region
Orange County, CA	1.4%	-0.9%	5.2%	54.8%	45.9%	60.2%	56.2%
San Francisco, CA	2.7%	0.1%	4.8%	45.3%	51.8%	56.0%	54.5%
Seattle, WA	2.9%	-0.8%	6.3%	45.7%	43.4%	53.2%	52.0%
Los Angeles, CA	1.9%	-0.5%	5.1%	35.9%	41.5%	46.6%	51.3%
Monterey Peninsula, CA	5.0%	2.5%	6.9%	41.1%	48.4%	42.6%	44.5%
Other Southern CA	3.7%	1.8%	7.0%	45.5%	41.3%	53.5%	55.0%
Portland, OR	1.2%	-1.4%	5.0%	42.5%	41.7%	46.2%	52.3%
	2.4%	-0.3%	5.5%	47.8%	46.3%	54.6%	53.3%

Mid-Atlantic Region
Metropolitan DC	1.4%	-1.6%	4.5%	30.4%	31.5%	43.0%	43.2%
Richmond, VA	2.9%	0.0%	6.0%	35.9%	43.8%	46.5%	47.3%
Baltimore, MD	0.6%	-2.8%	3.6%	34.2%	31.4%	51.4%	53.3%
	1.5%	-1.5%	4.6%	31.6%	33.8%	44.2%	44.7%

Southeast Region
Orlando, FL	0.8%	-3.1%	4.8%	44.6%	44.8%	51.0%	50.5%
Nashville, TN	4.8%	3.7%	5.9%	37.9%	38.6%	47.7%	47.0%
Tampa, FL	2.1%	-1.9%	5.5%	41.8%	42.5%	52.9%	51.9%
Other Florida	1.1%	-3.0%	4.1%	39.9%	49.3%	44.7%	47.3%
	2.2%	-1.0%	5.2%	41.6%	42.9%	50.2%	49.7%

Northeast Region
New York, NY	2.8%	2.4%	3.1%	19.9%	22.1%	35.1%	41.2%
Boston, MA	2.5%	0.1%	5.3%	41.4%	36.6%	52.6%	50.9%
	2.6%	1.2%	4.0%	34.2%	31.0%	45.4%	46.4%

Southwest Region
Dallas, TX	2.6%	-0.8%	5.9%	42.1%	44.8%	50.4%	54.0%
Austin, TX	2.2%	-1.0%	5.5%	39.6%	45.2%	50.6%	52.1%
Denver, CO	7.1%	3.6%	11.7%	72.8%	58.2%	60.6%	67.0%
	3.1%	-0.3%	6.4%	44.3%	45.9%	51.2%	54.3%

Total/Weighted Avg.	2.3%	-0.5%	5.2%	40.2%	40.8%	49.6%	49.8%

4Q 2018 Weighted Avg. Lease Rate Growth (3)	3.0%	1.0%	5.0%

4Q 2019 Percentage of Total Repriced Homes		50.8%	49.2%

(1)	See Attachment 16 for definitions and other terms.
(2)	4Q19 same-store home count: 38,177. YTD 2019 same-store home count: 37,959.
(3)	4Q18 same-store home count: 38,307. YTD 2018 same-store home count: 37,673.

Attachment 9

UDR, Inc.

Development Summary

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
									Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost	Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
Vitruvian West Phase 2 (2)	Addison, TX	366	-	$24,807	$64,000	$175	$-	1Q19	2Q20	1Q21	-	-
Cirrus	Denver, CO	292	-	26,612	97,500	334	-	3Q19	4Q21	1Q22	-	-
Dublin	Dublin, CA	220	-	18,358	117,000	532	-	4Q19	4Q21	2Q22	-	-
Total Under Construction		878	-	$69,777	$278,500	$317	$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized		-	-	$-	$-	$-	$-

Total - Wholly Owned		878	-	$69,777	$278,500	$317	$-

NOI From Wholly-Owned Projects							UDR's Capitalized Interest
		4Q 19						4Q 19

Projects Under Construction		$(6)						$514
Completed, Non-Stabilized		-
Total		$(6)

Unconsolidated Joint Ventures (3)
									Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted	Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost	Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
N/A	N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Under Construction			-	-	$-	$-	$-

Completed Projects, Non-Stabilized
N/A	N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized			-	-	$-	$-	$-

Total - Unconsolidated Joint Ventures			-	-	$-	$-	$-

UDR's Share of NOI From Unconsolidated Joint Venture Projects							UDR's Capitalized Interest

		4Q 19						4Q 19

Projects Under Construction		$-						$-
Completed, Non-Stabilized		-
Total		$-

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:								150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	See footnote 4 on Attachment 1.
(3)	Unconsolidated developments are presented at 100%.

Attachment 10

UDR, Inc.

Redevelopment Summary

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule			Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost			Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

10 Hanover Square	New York, NY	493	493	182	$8,073	$25,000	$51	1Q19	1Q21	2Q22	98.8%	98.8%
Garrison Square	Boston, MA	160	160	68	7,671	10,500	66	1Q19	1Q21	2Q22	85.0%	85.0%
Total		653	653	250	$15,744	$35,500	$54

UDR's Capitalized Interest
4Q 19
$84

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
Vitruvian Park®	Addison, TX	100%	$54,149	$54,149	Complete	In Process	In Process
500 Penn Street NE	Washington, DC	100%	33,466	33,466	Complete	In Process
Total			$87,615	$87,615

			Real Estate	UDR's Share
Unconsolidated Joint Ventures			Cost Basis	Cost Basis

N/A	N/A	N/A	$-	$-	N/A	N/A	N/A
Total			$-	$-

Total			$87,615	$87,615

UDR's Capitalized Interest

4Q 19
$ 790

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

					Physical	Total Rev. per	Net Operating Income
	Property	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Comm.	Homes (2)	4Q 19	4Q 19	4Q 19	YTD 19	YTD 19 (3)
UDR / MetLife (4)
Operating communities	Various	50%	12	2,687	96.8%	$ 3,917	$ 10,824	$ 42,713	$ 84,917
Non-Mature	High-rise	50%	1	150	95.7%	5,604	759	2,844	5,687
UDR / West Coast Development JV
Operating communities	Mid-rise	47%	1	293	95.9%	2,621	562	2,287	4,855
Total			14	3,130	96.7%	$ 3,884	$ 12,145	$ 47,844	$ 95,459

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (5)	Debt (5)	Investment		Interest Rate	Maturities

UDR / MetLife (4)
Operating communities	$ 1,560,050	$ 880,275	$ 251,404		4.01%	2020-2028
Non-Mature	127,802	70,890	28,812		4.27%	2028
UDR / West Coast Development JV
Operating communities	129,360	55,133	34,907		3.35%	2021
Total	$ 1,817,212	$ 1,006,298	$ 315,123		3.99%

	Joint Venture
	Same-Store	4Q 19 vs. 4Q 18 Growth				4Q 19 vs. 3Q 19 Growth
Joint Venture Same-Store Growth	Communities (6)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	12	2.3%	7.3%	0.2%		0.2%	-2.2%	1.3%
Total	12	2.3%	7.3%	0.2%		0.2%	-2.2%	1.3%

	Joint Venture
	Same-Store	YTD 19 vs. YTD 18 Growth
Joint Venture Same-Store Growth	Communities (6)	Revenue	Expense	NOI

UDR / MetLife	11	3.3%	5.2%	2.5%
Total	11	3.3%	5.2%	2.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes homes completed for the period ended December 31, 2019.
(3)	Represents NOI at 100% for the period ended December 31, 2019.
(4)	See footnote 4 on Attachment 1.
(5)

Joint ventures and partnerships represented at 100%.  Debt balances are presented net of deferred financing costs.  The gross book value of real estate assets for the UDR / West Coast Development JV represents the going-in valuation.

(6)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
					UDR Initial	UDR
		Own.	# of	Going-in	Investment	Share of		Schedule		Percentage
Community	Location	Interest	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Completed Projects, Stabilized
The Arbory (3)	Hillsboro, OR	49%	276	$ 68,400	$16,121	$ 17,306	4Q16	4Q18	2Q19	95.3%	93.8%
Total - West Coast Development JV			276	$ 68,400	$16,121	$ 17,306

Economics For West Coast Development JV

				4Q 2019 at UDR's Share
										Income from
		UDR's Equity	Preferred	Preferred						Preferred Equity
		Investment (5)	Return	Return	Net Operating Income		Interest and Other Expense			Investment (6)

The Arbory (3)		$ 17,064	6.5%	$ 35	$468			$(177)		$ 326

Total - West Coast Development JV		$ 17,064		$ 35	$468			$(177)		$ 326

Developer Capital Program - Other

								Income from
		# of	UDR Investment		Return	Years to		Investment	Upside	Investment
Community	Location	Homes	Commitment (7)	Balance (7)	Rate	Maturity		4Q 2019	Participation	Type
The Portals	Washington, DC	373	$ 38,559	$ 48,181	11.0%	1.4		$ 1,318	-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	30,585	11.0%	2.5		823	-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	63,958	8.0%	2.8		1,269	Variable	Preferred Equity
Alameda Point Block 11 (8)	Alameda, CA	220	20,000	25,069	12.0%	0.3		808	-	Secured Loan
Junction	Santa Monica, CA	66	8,800	10,379	12.0%	2.6		308	-	Preferred Equity
1300 Fairmount	Philadelphia, PA	471	51,393	51,215	Variable (9)	3.6		1,374	Variable	Preferred Equity
Essex	Orlando, FL	330	12,886	14,804	12.5%	3.7		457	-	Preferred Equity
Modera Lake Merritt	Oakland, CA	173	27,250	22,653	9.0%	4.3		445	Variable	Preferred Equity
Brio (10)	Seattle, WA	259	115,000	115,718	4.8%	2.8		718	Purchase Option	Secured Loan
Total - Developer Capital Program - Other		2,341	$ 354,091	$ 382,562	8.8%	2.8		$ 7,520

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return as of quarter-end									$ 405,320

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(3)	The Arbory was acquired 100% by UDR in January 2020.
(4)	Debt balances are presented net of deferred financing costs.
(5)	UDR's equity investment of $17.1 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $16.1 million.
(6)	Excludes depreciation expense.
(7)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(8)

In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community.  The loan is secured by the land parcel and related land improvements and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.  In 4Q19, the term of the secured loan was extended to March 30, 2020.

(9)	As of quarter-end, the return rate on our investment in 1300 Fairmount was 12.0%.
(10)

In November 2019, UDR made a $115.0 million secured loan to a third-party developer to finance a 259 apartment home community that is under development and is expected to be completed in 2020.  UDR also entered into a purchase option agreement at the time the loan was funded which gives UDR the option to acquire the community at a fixed price.  The loan is secured by the community and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

December 31, 2019

 (Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Other

Apr-19	Modera Lake Merrit	Oakland, CA	N/A	N/A	$ 27,250	9.0%	173
Nov-19	Brio (2)	Seattle, WA	N/A	N/A	115,000	4.8%	259
					$ 142,250	5.6%	432

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (3)	Debt (3)	Homes	Home

Acquisitions - Wholly-Owned

Jan-19	Parallel	Orange County, CA	49%	100%	$ 122,600	$-	386	$318
Jan-19	CityLine II	Seattle, WA	49%	100%	61,300	-	155	395
Feb-19	Leonard Pointe	New York, NY	0%	100%	132,100	-	188	703
Feb-19	Peridot Palms	Tampa, FL	0%	100%	98,300	-	381	258
Apr-19	Rodgers Forge	Baltimore, MD	0%	100%	86,400	-	498	173
May-19	Park Square	Philadelphia, PA	0%	100%	107,300	-	313	343
May-19	The Preserve at Gateway	Tampa, FL	0%	100%	49,400	-	240	206
Jun-19	Currents on the Charles	Boston, MA	0%	100%	84,600	-	200	423
Aug-19	The Commons at Windsor Gardens	Boston, MA	0%	100%	270,200	-	914	296
Aug-19	One William	Englewood, NJ	0%	100%	83,600	-	185	452
Aug-19	1301 Thomas Circle (4)	Washington, DC	30%	100%	186,800	-	292	640
Nov-19	10 UDR/MetLife JV Operating Communities (5)	Various	50%	100%	1,065,600	551,800	3,327	320
					$ 2,348,200	$551,800	7,079	$332

Acquisitions - Wholly-Owned Land

Jan-19	500 Penn Street NE	Washington, DC	0%	100%	$ 27,100	$-	-	$-
Feb-19	Cirrus	Denver, CO	0%	100%	13,700	-	-	-
Nov-19	Development Community and Land Parcels (5)	Addison, TX	50%	100%	62,700	-	-	-
					$ 103,500	$-	-	$-

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (3)	Debt (3)	Homes	Home

Dispositions - Joint Ventures

May-19	Twenty400	Metropolitan, DC	30%	0%	$ 74,800	$36,245	217	$345
Jul-19	Portico	Washington, DC	30%	0%	43,500	25,132	151	288
Aug-19	1301 Thomas Circle	Washington, DC	30%	100%	184,000	104,872	292	630
Nov-19	10 UDR/MetLife JV Operating Communities (5)	Various	50%	100%	1,065,600	551,800	3,327	320
Nov-19	5 UDR/MetLife JV Operating Communities (5)	Various	50%	0%	645,800	276,600	1,001	645
					$ 2,013,700	$994,649	4,988	$404

Dispositions - Joint Venture Land

Nov-19	Development Community and Land Parcels (5)	Addison, TX	50%	100%	$ 62,700	$-	-	$-
					$ 62,700	$-	-	$-

Dispositions - Wholly-Owned Land

Jun-19	Wilshire La Jolla	Los Angeles, CA	100%	0%	$ 38,000	$-	-	$-
					$ 38,000	$-	-	$-

(1)	See Attachment 16 for definitions and other terms.
(2)	See footnote 10 on Attachment 12(B).
(3)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(4)	Includes approximately $2.8 million of closing costs as a result of the acquisition by UDR.
(5)	See footnote 4 on Attachment 1.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

December 31, 2019

 (In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Twelve Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	December 31, 2019	per Home	of NOI	December 31, 2019	per Home	of NOI

Average number of homes (3)		44,792			42,579

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$7,013	$157		$ 19,406	$456
Building exteriors	5 - 20	5,980	134		15,355	361
Landscaping and grounds	10	2,200	49		5,293	124
Total asset preservation		15,193	339		40,054	941

Turnover related	5	2,908	65		11,192	263

Total Recurring Cap Ex		18,101	404	9%	51,246	1,204	6%

NOI Enhancing Cap Ex	5 - 20	15,750	352		43,689	1,026

Total Recurring and NOI Enhancing Cap Ex		$33,851	$756		$ 94,935	$2,230

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		December 31, 2019	per Home		December 31, 2019	per Home

Average number of homes (3)		44,792			42,579

Contract services		$6,381	$142		$ 23,218	$545

Turnover related expenses		2,434	54		8,417	198

Other Repair and Maintenance
Building interiors		2,356	53		8,677	204
Building exteriors		533	12		2,032	48
Landscaping and grounds		465	10		1,181	28
Total Repair and Maintenance		$12,169	$272		$ 43,525	$1,022

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.

Attachment 15

UDR, Inc.

Full-Year 2020 Guidance

December 31, 2019

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	1Q 2020	Full-Year 2020

Income/(loss) per weighted average common share, diluted	$0.01 to $0.03	$0.12 to $0.16
FFO per common share and unit, diluted	$0.52 to $0.54	$2.17 to $2.21
FFO as Adjusted per common share and unit, diluted	$0.53 to $0.55	$2.18 to $2.22
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.50 to $0.52	$2.01 to $2.05
Annualized dividend per share and unit		$1.44

Same-Store Guidance		Full-Year 2020

Revenue growth		2.70% - 3.70%
Expense growth		2.20% - 3.00%
NOI growth		2.90% - 3.90%
Physical occupancy		96.9% - 97.1%

Same-Store homes		41,796

Sources of Funds ($ in millions)		Full-Year 2020

AFFO in Excess of Dividends		$188 to $201
Debt, LOC Draw / Paydown and Sales Proceeds		$395 to $495

Uses of Funds ($ in millions)		Full-Year 2020

Debt maturities inclusive of principal amortization (2)		$124
Development spending and land acquisitions		$200 to $260
Redevelopment and other non-recurring		$60 to $70
Operations Platform		$20 to $30
Developer Capital Program, net		$0 to $25
Acquisitions		$140
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2020

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($153) to ($161)
Capitalized interest (3)		$8 to $12
General and administrative		($50) to ($54)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$52 to $58
Average stabilized homes		47,000
Recurring capital expenditures per home		$1,175

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2019

 (Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:    The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses:  The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin:  The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2019

 (Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:    The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2019	YTD 2019
Income/(loss) from unconsolidated entities	$118,486	$137,873
Management fee	958	4,749
Interest expense	7,984	38,892
Depreciation	12,454	57,954
General and administrative	112	477
West Coast Development JV Preferred Return - Attachment 12(B)	(35)	(520)
Developer Capital Program - Other (excludes Alameda Point Block 11 and Brio)	(5,994)	(20,020)
Other (income)/expense	76	(12)
Unrealized (gain)/loss on unconsolidated investments	101	(4,569)
NOI related to sold properties	(6,632)	(40,498)
(Gain)/loss on sales	(114,897)	(125,407)
Total Joint Venture NOI at UDR's Ownership Interest	$12,613	$48,919

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.875% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net income/(loss) attributable to UDR, Inc.	$ 97,959	$ 27,204	$35,619	$24,503	$ 82,139
Property management	8,703	8,309	8,006	7,703	7,280
Other operating expenses	2,800	2,751	2,735	5,646	3,952
Real estate depreciation and amortization	143,464	127,391	117,934	112,468	106,469
Interest expense	60,435	42,523	34,417	33,542	38,226
Casualty-related charges/(recoveries), net	1,316	(1,088)	246	-	(243)
General and administrative	14,531	12,197	12,338	12,467	10,955
Tax provision/(benefit), net	2	1,499	125	2,212	70
(Income)/loss from unconsolidated entities	(118,486)	(12,713)	(6,625)	(49)	(36)
Interest income and other (income)/expense, net	(2,406)	(1,875)	(1,310)	(9,813)	(1,660)
Joint venture management and other fees	(2,073)	(6,386)	(2,845)	(2,751)	(2,935)
Other depreciation and amortization	1,713	1,619	1,678	1,656	1,616
(Gain)/loss on sale of real estate owned	-	-	(5,282)	-	(65,897)
Net income/(loss) attributable to noncontrolling interests	7,278	2,218	2,699	2,099	7,476
Total consolidated NOI	$ 215,236	$ 203,649	$199,735	$189,683	$ 187,412

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2019

 (Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"):  The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:    The Company’s taxable REIT subsidiary (“TRS”) focuses on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2019

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2020 and first quarter of 2020 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

Full-Year 2020
	Low	High

Forecasted net income per diluted share	$ 0.12	$ 0.16
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	2.05	2.05
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 2.17	$ 2.21
Legal and other costs	-	-
Severance costs and other restructuring expense	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Unrealized gain on unconsolidated investments, net of tax	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 2.18	$ 2.22
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share and unit	$ 2.01	$ 2.05

1Q 2020
	Low	High

Forecasted net income per diluted share	$ 0.01	$ 0.03
Conversion from GAAP share count	-	-
Depreciation	0.51	0.51
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.52	$ 0.54
Legal and other costs	-	-
Severance costs and other restructuring expense	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Unrealized gain on unconsolidated investments, net of tax	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 0.53	$ 0.55
Recurring capital expenditures	(0.03)	(0.03)
Forecasted AFFO per diluted share and unit	$ 0.50	$ 0.52